SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: July 9, 2003

                                   -----------

                                  YAHOO! INC..
             (Exact name of registrant as specified in its charter)

                                     0-28018
                            (Commission File Number)

           DELAWARE                                  77-0398689

(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


                                 701 FIRST AVE.
                           SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 349-3300
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

99.1     Press release dated July 9, 2003 by Yahoo! Inc.

Item 12.    Results of Operations and Financial Condition

         This Report on Form 8-K is being filed under the Securities Exchange Act of 1934, as amended.

         On July 9, 2003, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the fiscal quarter ended June 30, 2003 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

         The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included, among other sections, under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, which are on file with the Securities and Exchange Commission ("SEC") and available at the Securities and Exchange Commission's website (http://www.sec.gov), and will also be included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 to be filed with the Securities and Exchange Commission in the third quarter of 2003.

      The press release, also discloses certain financial measures, such as operating income before depreciation and amortization, segment operating income before depreciation and amortization and free cash flow, that may be considered non-GAAP financial measures in certain circumstances. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The Company believes that certain non-GAAP measures, including operating income before depreciation and amortization and free cash flow are helpful, when presented in conjunction with the comparable GAAP measures. Operating income before depreciation and amortization eliminates the effects of depreciation and amortization from period to period, which we believe is useful to management and investors in evaluating the operating performance of the Company as depreciation and amortization costs are not directly attributable to the underlying performance of the business operations. Free cash flow is considered a liquidity measure and provides useful information to management and investors about the amount of cash generated after the acquisition of property and equipment, non-cash investment gains (losses), change in long-term deferred revenue and other, which can then be used for strategic opportunities including, among others, to invest in the business, make strategic acquisitions, strengthen the balance sheet and repurchase stock. In addition, management refers to these financial measures to facilitate internal comparisons to the Company's historical operating results, in making operating decisions and for budget planning purposes. These measures should be considered in addition to, not as a substitute for, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the most directly comparable GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  YAHOO! INC.


Date: July 9, 2003              By:  /s/ Susan Decker
                                     -----------------------------------
                                     Susan Decker
                                     Executive Vice President, Finance and
                                     Administration, and Chief Financial Officer

                                   YAHOO! INC.

                                INDEX TO EXHIBITS


Exhibit Number                       Description
--------------                       -----------

          99.1                       Press Release dated July 9, 2003.